SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                    November 15, 2000 (November 9, 2000)
                     ---------------------------------
              Date of Report (Date of earliest event reported)


                        CHRIS-CRAFT INDUSTRIES, INC.
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           (Exact name of Registrant as specified in its charter)


     Delaware                    1-2999                  94-1461226
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(State of Incorporation)     (Commission File No.)      (IRS Employer
                                                        Identification Number)


                    767 Fifth Avenue, New York NY 10153
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        (Address of principal executive offices, including zip code)


                               (212) 421-0200
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            (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former name or former address, if changed since last report)



Item 5. Other Events.

1. On November 9, 2000, The News Corporation Limited and Chris-Craft Industries, Inc., each received a request for additional information from the U.S. Department of Justice in connection with News Corporation's and Fox Television Stations' pending acquisitions of Chris Craft, BHC Communications, Inc., and United Television, Inc. Chris-Craft owns approximately 80% of BHC, and BHC owns approximately 58% of United Television. A copy of the joint press release issued by the companies with respect to such request is attached as an exhibit hereto and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

            Exhibit 99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc., and United Television, Inc. on November 15, 2000.


                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Chris-Craft Industries, Inc.


                                    By:  /s/  William D. Siegel
                                        --------------------------
                                    Name:  William D. Siegel
                                    Title: Executive Vice President


Date:  November 15, 2000


                               EXHIBIT INDEX

Exhibit
  No.
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    99.1      Joint Press Release issued by The News Corporation Limited,
              Chris-Craft Industries, Inc., BHC Communications, Inc., and United Television, Inc. on November 15, 2000.